UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Daniel F. Byrne President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2009

Item 1. Reports to Stockholders.

The annual report for the period ended December 31, 2009 is filed herewith.

M FUND, INC.

Brandes International Equity Fund

M Large Cap Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

Annual Report
December 31, 2009

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2009. Total assets under management ended 2009 at $641 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2009.

Sub-Advisers to the portfolios of the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund and Iridian Asset Management LLC for the Business Opportunity Value Fund.

On behalf of the Company's Board of Directors, M Financial Investment Advisers, Inc. and the Company's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

DANIEL F. BYRNE

President
M Fund, Inc.

BRANDES INTERNATIONAL EQUITY FUND

The Brandes International Equity Fund (the "Brandes Fund") returned 25.28% (net) during the year ending December 31, 2009. During the same period, the MSCI EAFE Index climbed 31.78%.

International equity markets rebounded from a turbulent start to 2009 by rallying the last nine months of the year. Contributing to the Brandes Fund's positive performance were gains for holdings in the multiline retail, (a portfolio impact of 314 bps) semiconductors & semiconductor equipment (a portfolio impact of 292 bps), and chemicals industries (a portfolio impact of 291 bps). Advancing positions from these industries included Marks & Spencer (United Kingdom—multiline retail), Infineon Technologies (Germany—semiconductors & semiconductor equipment), and BASF (Germany—chemicals). Holdings in the electronic equipment & instruments industry (a portfolio impact of 263 bps) also tended to climb, including TDK (Japan). Positions in the consumer finance (a portfolio impact of negative 42 bps) industry posted negative returns, although the Brandes Fund had a small exposure to this industry. These holdings included Aiful and Takefuji, both from Japan.

On a country basis, performance was led by advances for positions based in the United Kingdom (a portfolio impact of 966 bps), Germany (a portfolio impact of 514 bps), and France (a portfolio impact of 505 bps). Kingfisher (United Kingdom—specialty retail), Henkel (Germany—household products), and Carrefour (France—food & staples retailing) were some of the holdings posting gains. The Brandes Fund's positions in the Netherlands also advanced during the year. Conversely, holdings based in Japan declined and negatively impacted both absolute and relative performance. Among the Japanese securities weighing on returns were Mizuho Financial (Japan—commercial banks) and Nippon Telegraph & Telephone (Japan—diversified telecommunication services).

During 2009, we purchased shares of companies such as Canon (Japan—office electronics), BP (United Kingdom—oil, gas & consumable fuels), and Cemex (Mexico—construction materials) and added to select, existing positions at prices that we consider attractive. We also sold positions such as Infineon Technologies (Germany—semiconductors & semiconductor equipment) and Telmex (Mexico—diversified telecommunication services) as their market prices advanced toward our estimates of fair value.

Despite gains made during the quarter, the Brandes Fund underperformed the benchmark. A large contributor to underperformance came as a result of our overweight position in Japan (relative to the index it had a negative impact of 408 bps) compared to the benchmark's Japanese holdings; Japan was one of the worst-performing markets in the past year. Our exposure in Japan results from investments in undervalued companies in a range of industries. We believe many of these Japanese companies are trading at or below book value or at notable discounts to their global peers in their industries. In many cases, current stock prices seem to ignore the future earnings potential and cash on hand at Japanese companies. Subsequently, we believe our Japan-based positions will deliver the performance our clients have come to expect in the years to come.

As a bottom-up manager, we do not make top-down projections for sectors, industries, countries, economies, or interest rates. We choose our equities one company at a time, based on a comprehensive review of what we believe to be their fundamental strengths and weaknesses, seeking to understand the nature of the companies' businesses and to estimate their long-term intrinsic values.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Brandes Investment Partners, L.P. exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes; such risks may result in greater share price volatility. Portfolio characteristics are as of 12/31/09. Please note that all indices are unmanaged and are not available for direct investment.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Investment Partners, L.P.
Investment Sub-Adviser to the Brandes International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The Brandes International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Brandes International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Brandes International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/99 to 12/31/09

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALIA, FAR EAST INDEX

MSCI EAFE Index: The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

M LARGE CAP GROWTH FUND

Since the time that DSM Capital Partners LLC ("DSM") began managing the M Large Cap Growth Fund (the "Growth Fund") (10/12/09), Fund assets have increased 3.5%, while the S&P 500 and the Russell 1000 Growth indices increased 6.2% and 4.1% respectively (all returns include re-investment of dividends).

The majority of Growth Fund assets continue to be invested in the health care, technology, consumer, business services and financial services sectors. At December 31, 2009, the weighted portfolio was valued at 18.6 x next-four-quarter earnings through December 31, 2010.

Since DSM began managing the Growth Fund, performance kept pace with the broad stock market (S&P 500), but substantially lagged the Russell 1000 Growth. DSM believes that the primary reason for this underperformance was the cyclical rally of 2009. In such a rally, "quality" companies can significantly underperform "low quality" companies.

It is important to note that underperformance of "quality" versus "low quality" was consistent across all sectors in 2009. Therefore an evaluation of the Growth Fund's sector weightings will indicate underperforming stocks in every sector, because DSM focuses almost exclusively on high-quality stocks in every sector.

From October 12 through December 31, 2009, the best performing stocks in the Growth Fund were Google, Cognizant Technology, Dolby Labs, Varian Medical and Apple Computer. The worst performing stocks during the period were State Street, Genzyme, SEI Investments, CVS Caremark and Northern Trust. In terms of sector performance versus the Russell 1000 Growth, DSM's selections in the health care and financial sectors underperformed the benchmark, offset to some extent by DSM's selections in the technology sector.

Economic Outlook

We believe the "banking" crisis of 2008 is largely behind us and the "great" recession clearly ended last year. Weekly economic statistics are mostly "up" now, but these early "up" statistics do not provide enough data points for a crystal clear economic forecast by us or by our several economic advisors.

Given the severity of the global recession, a "normal" economic recovery would be "V" shaped, with large year-over-year quarterly growth numbers of 5% to perhaps as much as 7%. But in the developed world, today's forecasting challenge results from good signs of recovery but also de-leveraging consumers, low housing prices, stressed municipal governments, rising taxes, high unemployment, and limited bank lending. These headwinds portend a slower recovery than normal.

Corporate profits, even on much reduced revenues, have been better than could have been expected one year ago. Corporations have cut labor and other operating costs substantially over the past twelve months, and any improvement in economic growth this year should yield rapid profit growth. But like many observers, DSM believes that hiring full-time workers may lag until companies see improving demand for their products.

In the emerging markets, led by China and India, the low-tax/pro-growth economic policies pursued by Southeast Asia will most certainly lead to continued strong growth. Commodity prices are rising, stock markets have recovered, credit spreads have narrowed, longer-term interest rates are rising, and manufacturing activity is increasing. In addition, massive amounts of liquidity have pushed stock, bond and commodity markets higher. Emerging market economies will carry much of the weight of generating global economic growth.

As a result, DSM believes that 2010 will be a year of economic growth; however, DSM is unable to confidently predict the kind of robust economic growth rates of three to five years ago. For that reason, at this time, the Growth

Fund has a strong backbone of defensive companies with solid earnings growth and, DSM believes, plenty of very well-positioned technology, service and finance companies that can grow earnings at accelerating levels if the economy moves to the stronger end of the spectrum.

Market Outlook

Increasing corporate earnings estimates by Wall Street led to a rapid recovery in the stock market during 2009. S&P 500 earnings estimates for 2010 are within a range of $70 to $80, and it should be noted that the consensus average has increased from $67 last summer to a bit over $74 currently. Using those estimates, the S&P 500 is currently valued at 15.4 x 2010 earnings. Historically, during low inflation periods, the S&P 500 index has been valued at between 15 x to 20 x earnings, so DSM regards this valuation as reasonable.

During 2007, the S&P 500 peaked at about 1500 and earnings peaked at approximately $87 - $88. Consequently, DSM believes that S&P 500 earnings for 2010 could exceed current consensus of $74, and 2011 consensus estimates are already $84. In other words, the market is 30% below its old high, yet a year from today earnings expectations for 2011 may be close to the earnings estimates that took the stock market to 1500. While the P/E of the market could be held back by some of the issues discussed above, DSM's expectation is that the market has solid appreciation potential over the coming year.

Portfolio Outlook

Throughout last year DSM continued its intensive research and valuation work on each of the Growth Fund's positions. When a change was appropriate, DSM made it. Given global investor preference for "riskier asset classes", DSM underperformed last year. Nevertheless, throughout the year DSM continued to implement exactly the same strategy that it has utilized very effectively since DSM's inception in 2003. In DSM's view, the prior seven years were not an anomaly. It is 2009 that represents an incongruity, and accordingly DSM believes it can outperform the market as the cyclical rally runs its course.

At December 31, 2009, the Growth Fund was valued at 18.6 x DSM's estimate of 2010 earnings. DSM believes that "high-teens" earnings growth over the next several years for the Growth Fund is achievable. Given the substantial earnings growth, and the fact that portfolio companies continue to be characterized by very strong balance sheets, significant free cash flow and growing earnings, DSM believes that this valuation is very attractive in the current economic environment, and relative to the market.

Performance/returns are net of fees and expenses. The views expressed represent the opinions of DSM Capital Partners LLC. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/09. Please note that all indices are unmanaged and are not available for direct investment.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX.

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/99 to 12/31/09

RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FRONTIER CAPITAL APPRECIATION FUND

An extremely strong month for small- and mid- cap stocks in December capped an exceptional year for the U.S. stock market. For all of 2009, the Fund returned 48.61%, outperforming both the Russell 2500 and the Russell 2500 Growth indexes, 34.38% and 41.7%, respectively.

In looking at the year in its entirety, our portfolios generated strong outperformance. A summary of this year's attribution can be seen from the table below:

	Sector Weightings			Sector Returns			Total Contribution
Calendar year 2009 RUSSELL SECTORS	Frontier Portfolio	Russell 2500	Over/ Under	Frontier Portfolio	Russell 2500	Over/ Under	Sector Selection	Stock Selection	Active Contrib.
Technology	24.9	13.1	11.8	83.1	63.8	19.3	3.1	4.2	7.3
Energy	7.9	5.1	2.8	100.9	65.3	35.6	1.2	1.7	2.9
Producer Durables	19.4	13.8	5.6	31.9	23.3	8.6	(0.8)	2.0	1.2
Materials & Processing	12.2	7.7	4.5	44.9	45.5	(0.6)	0.7	(0.3)	0.4
Health Care	16.1	12.8	3.3	34.8	33.1	1.7	0.0	0.9	0.9
Financial Services	10.8	21.1	(10.3)	31.1	9.2	21.9	3.2	1.8	5.0
Consumer Discretionary	5.5	15.2	(9.7)	93.9	63.0	30.9	(2.8)	1.3	(1.5)
Consumer Staples	0.5	3.7	(3.2)	1.3	26.8	(25.5)	0.4	(0.1)	0.3
Utilities	2.8	7.6	(4.8)	(6.1)	17.9	(24.0)	1.3	(0.6)	0.7
TOTAL				51.5	34.4	17.2	6.4	10.8	17.2

Most of the Fund's outperformance for the year was generated through positive stock selection. Technology stocks were the largest contributor to the Fund's outperformance in 2009. In fact, the top 3 contributors were all technology stocks and had impressive gains for the year. Topping the list is Western Digital, a manufacturer of disk drives. It was up 286% in 2009 on consistently better than expected earnings. Industry consolidation over the past 10 years has allowed the remaining participants to enjoy higher profits at all stages of the economic cycle. Cree, a leading producer of light emitting diodes (LED's), increased 255% for the year on very strong demand for their product. Our third biggest contributor was Skyworks, a semiconductor manufacturer with a focus on power amplifiers for the cell phone handset industry. Skyworks, a top holding at the start of 2009, gained 156% for the year. With the move to 3G networks, Skyworks has increased its dollar content per handset substantially over the last couple of years.

Financial services was the lowest performing sector in the Russell 2500 index. Notwithstanding this, the financial services stocks in the Fund accounted for the second largest contribution to our outperformance for the year. We benefited by having about half the weighting (11% vs. 21%) to a relatively poor performing sector. In addition, the financial stocks we did own increased 31%, substantially outpacing the 9% gain for the index.

Consumer discretionary stocks represented the only sector that generated a negative contribution to the Fund's outperformance for the year. The reason for this is our very low weighting (6% vs. 15%) to one of the strongest sectors in the index. Our negative sector selection was partly offset by very strong stock performance from the consumer discretionary stocks we did own. Our consumer discretionary stocks gained 94% (compared to 63% in the index) in 2009, led by a 236% gain for Chicos, a woman's apparel retailer. The company benefited from much better execution and weakened competition.

Unlike last year at this time, we are entering the new year with an improving economy, not just for the U.S., but for the global economy as well. In fact, the ISM just reported that its manufacturing index for December climbed to it highest level since April 2006, and its orders index hit a 5-year high. Continued low interest rates for the foreseeable future and the likelihood of further improvement in the economy should allow stock prices to grind their way higher in 2010, albeit at much more modest levels compared to 2009. Whereas 2009's advance was primarily driven by multiple expansion, stock price gains for the new year will be closely tied to earnings. Frontier's research process is focused on companies capable of generating above average earnings growth over a market cycle and this process should serve us well in 2010.

Relative to the Russell 2500, we enter this year with meaningful overweight positions in technology, energy, producer durables, and materials and processing. It appears to us that the economic recovery will be led by exports and capital spending. This should provide a strong tailwind for our technology holdings. Furthermore, many of the technology companies we own have strong balance sheets, generate excess cash, and sell their products around the globe. A continuation of a less expensive U.S. dollar, coupled with faster growing foreign economies, will provide assistance to companies we own in the producer durables and materials and processing sectors.

We remain underweight in the consumer discretionary and financial services sectors. Coming off a 94% gain in 2009, many consumer stocks are already discounting a substantial rebound in consumer spending. Given stagnant incomes, lingering weakness in house prices and restrained credit availability, the rebound in consumer spending may not be as strong as the stocks are indicating. Of course the upheaval in the group since 2007 has created opportunities for some companies to gain market share and grow their earnings in the face of these macro headwinds. In the financial services sector, many stocks have benefited from historically low interest rates and an extremely steep yield curve. For a bank, the interest rate environment cannot get any better. In addition, loan losses and further equity dilution are likely to continue to depress earnings going forward.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier Capital Management Company, LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/09. Please note that all indices are unmanaged and are not available for direct investment.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the Frontier Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The Frontier Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Frontier Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Frontier Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/99 to 12/31/09

RUSSELL 2500 INDEX

The Russell 2500 Index is comprised of the 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BUSINESS OPPORTUNITY VALUE FUND

The Business Opportunity Value Fund (the "Bus Opp Fund") gained 24.58% (net) during Calendar Year 2009 versus a 19.69% increase in the Russell 1000 Value Index (the "Index").

The Bus Opp Fund's relative outperformance was attributed mainly to its: (1) over-weighted exposure (16.2% vs. 3.7%) to Technology, the best performing sector in the Index; (2) under-weighted position (8.2% vs. 18.0%) and stronger stock performance (16.4% vs. 9.1%) in Energy, the worst performing sector; (3) stronger stock performance (26.2% vs. 14.3%) in Financial Services; and (4) under-weighted exposure (2.1% vs. 13.4%) to Utilities, the second worst performing sector in the Index. However, on the negative side, relative performance was hurt only by weaker stock performance in Consumer Discretionary (20.1% vs. 47.5%) and Health Care (10.8% vs. 22.9%), the third and fourth best performing sectors in the Index.

Technology and Financial Services contributed the most to performance on an absolute basis accounting for almost two-thirds of the Fund's total gain for the year. Led by four of the top ten contributing stocks, Technology added 8.7% to the Bus Opp Fund driven by the strong performance of Google, Cisco Systems, IBM and Oracle, which gained 104.0%, 46.1%, 59.9% and 48.6%, respectively. The Bus Opp Fund's exposure to Financial Services added 7.3% led by J.P. Morgan Chase, Goldman Sachs and Morgan Stanley as these holdings gained 51.1%, 112.5% and 92.8%, respectively. Other strong performers included Precision Castparts (Materials & Processing), DirecTV (Consumer Discretionary) and Agilent Technologies (Producer Durables), which gained 90.5%, 45.7% and 100.8%, respectively.

The Fourth Quarter saw the continuation of an extraordinary global financial market recovery from the depths of the lows and despair we experienced back in March 2009. The success of aggressive global governmental efforts to thwart an absolute convulsion in financial markets and economic activity has been remarkable. The infusion of innovative and novel monetary mechanisms, accompanied by fiscal largesse on a global coordinated level, was truly astounding. Financial markets have regained their footing and economic activity has been stabilized. The overwhelming question has become "what now?"

Most economists agree that the domestic economy is likely to improve as 2010 progresses, although there is considerable disagreement as to the pace of that improvement. Complicating the forecasts is the impact of an alteration in monetary policy as the economy presumably accelerates. The removal of quantitative easing is anticipated to commence by the end of March 2010 and, as the Fed recedes from its purchase of mortgage securities, this will be a first indication of the effect of the removal of stimulus, particularly from and on the domestic housing market.

Iridian, like many, is uncertain about the outcome of these divergent views. Iridian's belief is that the recovery will progress grudgingly, given the headwinds of a still mending financial system (with tight credit conditions), the burdened and overleveraged condition of consumer balance sheets, restrictive impact of state budget cuts as they contend with rising deficits, and the chilling effect of governmental intervention in the private economy, particularly in the areas of health care reform, taxation, and carbon emission regulation. However, Iridian expects that as output continues its slow but inexorable rise and corporate profitability continues to improve, the labor market should display some signs of modest improvement. The question would be whether and to what extent the monetary authorities contain inflationary pressure once momentum builds in the economy with banks initiating loans and velocity accelerating.

Iridian believes that the critical issue is the impact of the extraordinary monetary measures undertaken by the Fed on the inflation outlook: how does the Fed withdraw the excessive buildup of reserves both on its balance sheet and that of the banking system, without either acting too early thereby aborting a nascent recovery or too late and exacerbating an inflationary cycle? On a near to intermediate term basis, it appears that the build up of excess productive capacity in the economy and the overhang of unemployed in the labor market should suppress the buildup of inflationary pressures. Further, Iridian believes that the value of the housing stock will remain subdued, given the continuing inventory overhang in the housing market and the continuing high level of foreclosures and number of homeowners considering abandoning homes where values have fallen so far below the outstanding mortgage balance.

The expectation that the Fed will time the withdrawal of liquidity with such precision as to forestall the inflationary effect of the enormous build up of liquidity appears suspect. While the stock market has registered its vote of confidence in the capacity of Mr. Bernanke to "thread the needle," fears appear to have worked into the long end of the bond market which Iridian believes will result in a continued steepening of the yield curve. This also presents a threat to Fed policy, as the risk that either the bond market or the currency market forces the Fed's hand in tightening before it would otherwise desire, as foreigners become more reticent to own U.S. government issuances. Clearly, the challenges confronting the Fed are formidable, and its ability to navigate successfully the timing of the withdrawal of liquidity will be immensely important to the longer-term implications and unintended consequences of the rescue effort.

Despite the larger macro challenges, it is Iridian's job to identify investments that represent compelling risk/reward outcomes regardless of changes in monetary policy or economic activity. Equity market valuations appear reasonable and the outlook for improving earnings favorable. Equities in the Fund still trade at attractive cash-on-cash returns and are compelling relative to the current risk-free rate. Even before adjusting for the expectation of improving earnings, the level of market uncertainty remains high despite much improved sentiment. With the prospects for a change in monetary policy and the challenges to the domestic economy, which would accompany the withdrawal of monetary and fiscal stimulus, significant unknowns remain to be revealed as 2010 unfolds.

Economic and market cycles following severe disruptions in global credit markets are usually accompanied by volatility. Iridian does not expect markets to continue to go straight up as they have since March. Iridian will continue as always to be diligent and disciplined in its stock selection. If, as Iridian expects, economic and market progress proves grudging, this could be a year when stock selection is rewarded.

Performance represented is net of fees and expenses. The view expressed represent the opinions of Iridian Asset Management LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions, which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/09. Please note that all indices are unmanaged and are not available for direct investment.

Iridian Asset Management LLC
Investment Sub-Adviser to Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX.

The Business Opportunity Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Business Opportunity Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Business Opportunity Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  Inception date is February 1, 2002

**  02/01/02 to 12/31/09

RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value (Note 1)
	FOREIGN COMMON STOCKS—98.9%
	Bermuda—0.4%
73,790	XL Capital, Ltd., Class A	$1,352,571
	Brazil—2.6%
8,034	Brasil Telecom SA, ADR†,*	128,464
14,162	Brasil Telecom SA, ADR (Preference)†,*	412,539
259,200	Centrais Eletricas Brasileiras SA, SP ADR	5,466,528
20,187	Contax Participacoes SA, ADR	54,505
56,717	Tele Norte Leste Participacoes SA, ADR	1,214,878
5,560	Tim Participacoes SA, ADR	165,187
19,132	Vivo Participacoes SA, ADR†	593,092
		8,035,193
	Finland—1.4%
353,100	Nokia OYJ	4,565,104
	France—11.9%
1,298,200	Alcatel-Lucent†,*	4,370,873
165,384	Carrefour SA	7,932,113
196,800	Credit Agricole SA	3,453,453
204,729	France Telecom SA	5,115,289
299,056	Natixis*	1,493,134
84,900	Renault SA*	4,354,901
131,427	Sanofi-Aventis	10,334,711
		37,054,474
	Germany—8.7%
117,046	BASF SE	7,243,301
68,800	Bayerische Motoren Werke AG	3,131,606
9,170	Deutsche Bank AG, Registered	648,343
185,900	Deutsche Post AG, Registered	3,592,476
551,400	Deutsche Telekom AG, Registered†	8,088,090
84,600	Henkel AG & Co. KGaA (Preference)	4,442,142
		27,145,958
	Italy—6.6%
78,400	Eni SpA	1,996,309
1,396,080	Intesa Sanpaolo SpA*	6,281,732
2,682,238	Telecom Italia SpA	4,183,709
4,975,190	Telecom Italia SpA-RSP	5,525,295
428,261	UniCredit SpA*	1,431,851

Shares		Value (Note 1)
	Italy (Continued)
1,228,600	Unip.ol Gruppo Finanziario SpA (Preference)*	$1,086,356
		20,505,252
	Japan—25.6%
169,000	Akita Bank, Ltd. (The)	663,519
122,600	Canon, Inc.	5,217,736
520,000	Chuo Mitsui Trust Holdings, Inc.	1,752,543
220,000	Dai Nippon Printing Co., Ltd.†	2,806,385
117,238	Daiichi Sankyo Co., Ltd.	2,459,843
164,300	FUJIFILM Holdings Corp.	4,964,367
572,000	Hitachi, Ltd.*	1,759,250
894,500	Mitsubishi UFJ Financial Group, Inc.	4,408,243
226,699	Mitsui Sumitomo Insurance Group Holdings, Inc.	5,792,961
2,272,000	Mizuho Financial Group, Inc.	4,087,718
107,400	Nippon Telegraph & Telephone Corp.	4,244,678
94,000	Ono Pharmaceutical Co., Ltd.	4,037,217
94,800	Rohm Co., Ltd.	6,189,912
95,000	Seven & I Holdings Co., Ltd.	1,940,688
387,500	Sompo Japan Insurance, Inc.	2,499,596
146,000	Sony Corp.	4,246,530
138,600	Sumitomo Mitsui Financial Group, Inc.†	3,979,099
114,000	Taisho Pharmaceutical Co., Ltd.	1,962,375
81,400	Takeda Pharmaceutical Co., Ltd.	3,355,402
164,090	Takefuji Corp.†	689,030
93,900	TDK Corp.†	5,741,233
165,800	Tokio Marine Holdings, Inc.	4,526,737
59,500	Toyota Motor Corp.	2,509,790
		79,834,852
	Mexico—1.8%
212,400	Cemex SAB de CV, SP ADR*	2,510,568
182,100	Telefonos de Mexico SAB de CV, Class L, SP ADR†	3,019,218
		5,529,786
	Netherlands—9.0%
678,333	Aegon NV*	4,343,321
67,900	Akzo Nobel NV†	4,502,311
289,232	Koninklijke Ahold NV	3,831,545
90,501	SNS Reaal*	540,869
548,700	STMicroelectronics NV	5,069,591

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Shares		Value (Note 1)
	Netherlands (Continued)
206,882	Unilever NV CVA†	$6,732,641
139,383	Wolters Kluwer NV	3,047,947
		28,068,225
	New Zealand—0.4%
649,272	Telecom Corp. of New Zealand, Ltd.	1,165,243
	Portugal—2.7%
686,408	Portugal Telecom SGPS SA, Registered	8,374,739
	South Korea—2.5%
214,900	Korea Electric Power Corp., SP ADR*	3,124,646
80,200	KT Corp., SP ADR†,*	1,348,964
199,977	SK Telecom Co., Ltd., ADR†	3,251,626
		7,725,236
	Spain—1.6%
185,512	Telefonica SA	5,191,761
	Sweden—1.4%
464,730	Telefonaktiebolaget LM Ericsson, Series B	4,278,118
	Switzerland—4.6%
100,300	Swiss Reinsurance, Co., Ltd., Registered	4,799,499

Shares		Value (Note 1)
	Switzerland (Continued)
10,440	Swisscom AG, Registered	$3,982,736
227,462	Tyco Electronics, Ltd.	5,584,192
		14,366,427
	United Kingdom—17.7%
172,019	AstraZeneca Plc	8,090,171
801,994	Barclays Plc	3,536,472
330,550	BP Plc	3,194,121
322,100	British Sky Broadcasting Group Plc	2,911,541
260,107	GlaxoSmithKline Plc	5,519,728
261,900	Home Retail Group Plc	1,188,686
4,709,800	ITV Plc*	3,971,408
826,500	J Sainsbury Plc	4,312,589
1,452,600	Kingfisher Plc	5,351,135
1,341,738	Marks & Spencer Group Plc	8,675,079
59,000	Next Plc	1,974,133
1,755,110	Royal Bank of Scotland Group Plc*	815,320
847,201	WM Morrison Supermarkets Plc	3,782,591
98,569	Wolseley Plc 144A#,*	1,974,447
		55,297,421
	TOTAL FOREIGN COMMON STOCKS (Cost $395,742,212)	308,490,360

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—10.7%
$3,161,376	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/04/2010	3,161,376

Shares
30,299,975	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	30,299,975
	TOTAL SHORT-TERM INVESTMENTS (Cost $33,461,351)	33,461,351
	TOTAL INVESTMENTS AT MARKET VALUE—109.6% (Cost $429,203,563)	341,951,711
	Liabilities in Excess of Other Assets—(9.6)%	(29,962,340)
	NET ASSETS—100.0%	$311,989,371

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Diversified Telecommunication Services	16.7%
Pharmaceuticals	11.5%
Commercial Banks	10.2%
Insurance	7.8%
Food and Staples Retailing	7.0%
Electronic Equipment, Instruments & Components	5.8%
Communications Equipment	4.2%
Chemicals	3.8%
Semiconductors and Semiconductor Equipment	3.6%
Multiline Retail	3.4%
Automobiles	3.2%
Media	3.2%
Electric Utilities	2.7%
Food Products	2.2%
Office Electronics	1.7%
Oil, Gas and Consumable Fuels	1.7%
Specialty Retail	1.7%
Household Durables	1.4%
Household Products	1.4%
Wireless Telecommunication Services	1.3%
Air Freight and Logistics	1.1%
Commercial Services & Supplies	0.9%
Construction Materials	0.8%
Trading Companies and Distributors	0.6%
Internet and Catalog Retail	0.4%
Capital Markets	0.2%
Consumer Finance	0.2%
Diversified Financial Services	0.2%
Short-Term Investments	10.7%
Total	109.6%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value (Note 1)
	COMMON STOCKS—99.6%
	Beverages—3.2%
52,330	PepsiCo, Inc.	$3,181,664
	Biotechnology—11.7%
135,400	Celgene Corp.*	7,539,072
85,900	Genzyme Corp.*	4,209,959
		11,749,031
	Capital Markets—9.8%
139,100	Charles Schwab Corp. (The)	2,617,862
20,250	Northern Trust Corp.	1,061,100
185,000	SEI Investments Co.	3,241,200
66,200	State Street Corp.	2,882,348
		9,802,510
	Chemicals—4.9%
60,600	Monsanto Co.	4,954,050
	Communications Equipment—7.2%
153,810	Cisco Systems, Inc.*	3,682,212
75,200	QUALCOMM, Inc.	3,478,752
		7,160,964
	Computers and Peripherals—7.7%
23,450	Apple, Inc.*	4,944,667
79,400	NetApp, Inc.*	2,730,566
		7,675,233
	Electronic Equipment, Instruments & Components—3.7%
77,100	Dolby Laboratories, Inc., Class A†,*	3,679,983
	Food and Staples Retailing—0.9%
28,500	CVS Caremark Corp.	917,985
	Food Products—3.8%
79,200	Nestle SA, SP ADR	3,829,320

Shares		Value (Note 1)
	Health Care Equipment and Supplies—19.3%
35,000	Baxter International, Inc.	$2,053,800
36,500	C. R. Bard, Inc.	2,843,350
64,000	Gen-Probe, Inc.*	2,745,600
7,900	Intuitive Surgical, Inc.*	2,396,228
44,400	St. Jude Medical, Inc.*	1,633,032
75,000	Stryker Corp.	3,777,750
83,300	Varian Medical Systems, Inc.†,*	3,902,605
		19,352,365
	Internet Software and Services—6.7%
10,900	Google, Inc., Class A*	6,757,782
	IT Services—10.8%
120,800	Cognizant Technology Solutions Corp., Class A*	5,472,240
20,220	Visa, Inc., Class A	1,768,441
187,000	Western Union Co.	3,524,950
		10,765,631
	Life Sciences Tools and Services—1.1%
47,100	Pharmaceutical Product Development, Inc.	1,104,024
	Multiline Retail—2.5%
51,200	Target Corp.	2,476,544
	Pharmaceuticals—3.6%
56,300	Novo Nordisk A/S, SP ADR	3,594,755
	Software—2.7%
73,200	Adobe Systems, Inc.*	2,692,296
	TOTAL COMMON STOCKS (Cost $94,470,183)	99,694,137

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—4.7%
$503,817	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/04/2010	$503,817

Shares
4,234,040	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	4,234,040
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,737,857)	4,737,857
	TOTAL INVESTMENTS AT MARKET VALUE—104.3% (Cost $99,208,040)	104,431,994
	Liabilities in Excess of Other Assets—(4.3)%	(4,278,784)
	NET ASSETS—100.0%	$100,153,210

Notes to the Schedule of Investments:

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Information Technology	38.7%
Health Care	35.7%
Financials	9.8%
Consumer Staples	7.9%
Materials	5.0%
Consumer Discretionary	2.5%
Short-Term Investments	4.7%
Total	104.3%

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value (Note 1)
	COMMON STOCKS—98.1%
	Aerospace & Defense—2.0%
25,850	Goodrich Corp.	$1,660,863
42,890	Orbital Sciences Corp.*	654,501
105,300	Taser International, Inc.†,*	461,214
		2,776,578
	Air Freight and Logistics—0.7%
35,900	Hub Group, Inc., Class A*	963,197
	Auto Components—1.1%
25,300	Autoliv, Inc.†	1,097,008
26,500	Gentex Corp.	473,025
		1,570,033
	Biotechnology—1.0%
38,700	BioMarin Pharmaceutical, Inc.†,*	727,947
113,200	Nanosphere, Inc.†,*	729,008
		1,456,955
	Capital Markets—2.5%
65,100	GFI Group, Inc.†	297,507
17,000	Lazard, Ltd., Class A	645,490
41,000	Raymond James Financial, Inc.†	974,570
51,700	Waddell & Reed Financial, Inc., Class A	1,578,918
		3,496,485
	Chemicals—3.1%
9,200	Airgas, Inc.	437,920
40,400	Albemarle Corp.	1,469,348
57,600	Cabot Corp.	1,510,848
16,600	FMC Corp.	925,616
		4,343,732
	Commercial Banks—1.1%
405,300	CapitalSource, Inc.†	1,609,041
	Commercial Services & Supplies—3.2%
12,500	Avery Dennison Corp.	456,125
22,100	Clean Harbors, Inc.*	1,317,381
120,300	EnergySolutions, Inc.†	1,021,347
41,200	Republic Services, Inc.	1,166,372
22,720	Ritchie Bros. Auctioneers, Inc.†	509,610
		4,470,835

Shares		Value (Note 1)
	Communications Equipment—2.7%
22,700	ADTRAN, Inc.†	$511,885
36,090	Anaren, Inc.*	543,155
120,614	Arris Group, Inc.*	1,378,618
22,600	Ciena Corp.*	244,984
27,500	CommScope, Inc.†,*	729,575
58,400	Harmonic, Inc.*	369,672
		3,777,889
	Computers and Peripherals—3.6%
63,042	Avid Technology, Inc.†,*	804,416
32,550	Diebold, Inc.	926,048
32,000	Seagate Technology	582,080
60,700	Western Digital Corp.*	2,679,905
		4,992,449
	Construction and Engineering—3.4%
65,720	Chicago Bridge & Iron Co., NV*	1,328,858
24,880	Fluor Corp.	1,120,595
37,600	Foster Wheeler AG*	1,106,944
16,680	Jacobs Engineering Group, Inc.†,*	627,335
26,700	Quanta Services, Inc.†,*	556,428
		4,740,160
	Containers and Packaging—3.6%
162,800	Crown Holdings, Inc.*	4,164,424
35,300	Packaging Corp. of America	812,253
		4,976,677
	Diversified Consumer Services—0.7%
43,300	Sotheby's†	973,384
	Diversified Telecommunication Services—1.3%
86,000	Cogent Communications Group, Inc.†,*	847,960
126,200	Premiere Global Services, Inc.*	1,041,150
		1,889,110
	Electrical Equipment—2.7%
27,100	AO Smith Corp.	1,175,869
55,800	Belden, Inc.	1,223,136
9,000	Franklin Electric Co., Inc.†	261,720

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Shares		Value (Note 1)
	Electrical Equipment (Continued)
16,600	Hubbell, Inc., Class B	$785,180
8,300	Thomas & Betts Corp.*	297,057
		3,742,962
	Electronic Equipment, Instruments & Components—4.3%
34,600	Cognex Corp.	613,112
27,400	DTS, Inc.†,*	937,354
205,700	Flextronics International, Ltd.*	1,503,667
16,100	Itron, Inc.*	1,087,877
55,200	Jabil Circuit, Inc.	958,824
30,100	Rogers Corp.*	912,331
		6,013,165
	Energy Equipment and Services—3.4%
7,400	Core Laboratories NV†	874,088
31,100	Dril-Quip, Inc.†,*	1,756,528
10,711	ENSCO International Plc, SP ADR	427,797
10,600	National-Oilwell Varco, Inc.	467,354
31,360	Noble Corp.	1,276,352
		4,802,119
	Food Products—0.7%
71,600	Smart Balance, Inc.†,*	429,600
32,200	Smithfield Foods, Inc.*	489,118
		918,718
	Health Care Equipment and Supplies—6.2%
78,800	Cooper Cos., Inc. (The)†	3,003,856
238,600	Dexcom, Inc.†,*	1,927,888
164,100	Hansen Medical, Inc.†,*	497,223
199,200	Insulet Corp.†,*	2,844,576
40,700	Syneron Medical, Ltd.†,*	425,315
		8,698,858
	Health Care Providers and Services—1.9%
31,300	Catalyst Health Solutions, Inc.*	1,141,511
11,600	Mednax, Inc.*	697,276
34,900	Omnicare, Inc.	843,882
		2,682,669
	Health Care Technology—0.4%
27,500	Eclipsys Corp.†,*	509,300

Shares		Value (Note 1)
	Hotels, Restaurants & Leisure—0.3%
19,100	Cheesecake Factory, Inc. (The)†,*	$412,369
	Household Durables—0.7%
28,100	Harman International Industries, Inc.	991,368
	Industrial Conglomerates—0.4%
16,100	Carlisle Cos., Inc.	551,586
	Insurance—4.6%
16,400	Everest Re Group, Ltd.	1,405,152
49,200	Montpelier Re Holdings, Ltd.†	852,144
24,200	OneBeacon Insurance Group, Ltd.†	333,476
52,500	W. R. Berkley Corp.†	1,293,600
4,400	White Mountains Insurance Group, Ltd.	1,463,704
41,600	Willis Group Holdings, Ltd.	1,097,408
		6,445,484
	Internet Software and Services—0.6%
22,200	comScore, Inc.†,*	389,610
25,700	Switch & Data Facilities Co.†,*	519,397
		909,007
	IT Services—2.9%
105,000	Amdocs, Ltd.*	2,995,650
13,200	Global Payments, Inc.	710,952
66,200	Ness Technologies, Inc.*	324,380
		4,030,982
	Life Sciences Tools and Services—3.1%
26,200	ICON Plc, SP ADR*	569,326
53,100	Illumina, Inc.†,*	1,627,515
9,260	Millipore Corp.*	669,961
26,100	Pharmaceutical Product Development, Inc.	611,784
40,900	QIAGEN NV†,*	912,888
		4,391,474
	Machinery—3.8%
66,700	Albany International Corp., Class A	1,498,082
22,800	Kadant, Inc.*	363,888

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Shares		Value (Note 1)
	Machinery (Continued)
33,500	Kaydon Corp.†	$1,197,960
23,600	Navistar International Corp.†,*	912,140
28,000	Pall Corp.	1,013,600
10,800	Pentair, Inc.	348,840
		5,334,510
	Marine—0.5%
18,200	Kirby Corp.†,*	633,906
	Media—0.6%
56,700	Cinemark Holdings, Inc.	814,779
	Metals and Mining—1.0%
22,300	Brush Engineered Materials, Inc.*	413,442
76,100	Hecla Mining Co.†,*	470,298
23,100	RTI International Metals, Inc.†,*	581,427
		1,465,167
	Multiline Retail—0.7%
20,840	Dollar Tree, Inc.†,*	1,006,572
	Oil, Gas and Consumable Fuels—6.1%
19,500	Cabot Oil & Gas Corp.	850,005
29,500	CONSOL Energy, Inc.	1,469,100
24,000	Continental Resources, Inc.†,*	1,029,360
12,900	InterOil Corp.†,*	990,849
19,100	Massey Energy Co.†	802,391
108,660	Talisman Energy, Inc.	2,025,422
49,000	World Fuel Services Corp.†	1,312,710
		8,479,837
	Paper and Forest Products—0.4%
37,300	Neenah Paper, Inc.	520,335
	Personal Products—0.2%
11,000	Nu Skin Enterprises, Inc., Class A	295,570
	Pharmaceuticals—0.4%
12,300	Perrigo Co.†	490,032
	Real Estate Investment Trusts (REITs)—2.6%
156,200	Annaly Capital Management, Inc., REIT	2,710,070
242,400	Chimera Investment Corp., REIT	940,512
		3,650,582

Shares		Value (Note 1)
	Road and Rail—1.4%
32,300	Kansas City Southern†,*	$1,075,267
23,700	Landstar System, Inc.	918,849
		1,994,116
	Semiconductors and Semiconductor Equipment—12.9%
65,200	Actel Corp.†,*	774,576
52,000	Altera Corp.	1,176,760
50,700	ATMI, Inc.*	944,034
20,000	Cabot Microelectronics Corp.*	659,200
43,200	Cree, Inc.†,*	2,435,184
37,500	Cymer, Inc.*	1,439,250
46,400	Fairchild Semiconductor International, Inc.*	463,536
85,020	Integrated Device Technology, Inc.*	550,079
69,900	International Rectifier Corp.†,*	1,546,188
64,600	Maxim Integrated Products, Inc.	1,311,380
53,400	Microsemi Corp.*	947,850
50,040	National Semiconductor Corp.†	768,615
147,300	PMC-Sierra, Inc.*	1,275,618
21,200	Silicon Laboratories, Inc.†,*	1,024,808
197,870	Skyworks Solutions, Inc.*	2,807,775
		18,124,853
	Software—1.1%
30,200	Manhattan Associates, Inc.†,*	725,706
10,300	Rovi Corp.*	328,261
42,700	TiVo, Inc.†,*	434,686
		1,488,653
	Specialty Retail—1.7%
173,940	Chico's FAS, Inc.*	2,443,857
	Trading Companies and Distributors—0.9%
26,700	Watsco, Inc.†	1,307,766
	Wireless Telecommunication Services—1.6%
116,600	MetroPCS Communications, Inc.†,*	889,658
40,200	NII Holdings, Inc.*	1,349,916
		2,239,574
	TOTAL COMMON STOCKS (Cost $112,450,354)	137,426,695

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—27.4%
$2,784,402	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/04/2010	$2,784,402

Shares
35,618,743	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	35,618,743
	TOTAL SHORT-TERM INVESTMENTS (Cost $38,403,145)	38,403,145
	TOTAL INVESTMENTS AT MARKET VALUE—125.5% (Cost $150,853,499)	175,829,840
	Liabilities in Excess of Other Assets—(25.5)%	(35,730,654)
	NET ASSETS—100.0%	$140,099,186

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, industry sector diversification of the Frontier Capital Appreciation Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Information Technology	28.1%
Industrials	18.9%
Health Care	13.0%
Financials	10.8%
Energy	9.5%
Materials	8.1%
Consumer Discretionary	5.9%
Telecommunication Services	2.9%
Consumer Staples	0.9%
Short-Term Investments	27.4%
Total	125.5%

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Shares		Value (Note 1)
	COMMON STOCKS—98.2%
	Aerospace & Defense—9.2%
37,000	General Dynamics Corp.	$2,522,290
20,990	Lockheed Martin Corp.	1,581,597
22,230	Precision Castparts Corp.	2,453,080
32,740	Raytheon Co.	1,686,765
		8,243,732
	Biotechnology—4.4%
42,550	Amgen, Inc.*	2,407,053
27,445	Biogen Idec, Inc.*	1,468,308
		3,875,361
	Capital Markets—10.8%
94,450	Bank of New York Mellon Corp. (The)	2,641,767
9,400	Franklin Resources, Inc.	990,290
7,930	Goldman Sachs Group, Inc. (The)	1,338,901
82,050	Morgan Stanley	2,428,680
52,100	State Street Corp.	2,268,434
		9,668,072
	Chemicals—2.0%
22,550	Praxair, Inc.	1,810,990
	Commercial Banks—2.1%
81,430	U.S. Bancorp	1,832,989
	Communications Equipment—4.6%
128,890	Cisco Systems, Inc.*	3,085,627
21,140	QUALCOMM, Inc.	977,936
		4,063,563
	Computers and Peripherals—6.4%
21,050	EMC Corp.*	367,743
52,110	Hewlett-Packard Co.	2,684,186
20,390	International Business Machines Corp.	2,669,051
		5,720,980
	Diversified Financial Services—6.1%
142,020	Bank of America Corp.	2,138,821
79,520	JPMorgan Chase & Co.	3,313,599
		5,452,420
	Diversified Telecommunication Services—1.4%
45,920	AT&T, Inc.	1,287,138

Shares		Value (Note 1)
	Electronic Equipment, Instruments & Components—1.5%
43,060	Agilent Technologies, Inc.*	$1,337,874
	Energy Equipment and Services—2.3%
54,020	Halliburton Co.	1,625,462
5,410	Transocean, Ltd.*	447,948
		2,073,410
	Food and Staples Retailing—2.6%
32,570	CVS Caremark Corp.	1,049,080
23,320	Wal-Mart Stores, Inc.	1,246,454
		2,295,534
	Health Care Equipment and Supplies—2.9%
22,240	Baxter International, Inc.	1,305,043
16,450	Becton, Dickinson & Co.	1,297,247
		2,602,290
	Hotels, Restaurants & Leisure—4.9%
30,960	McDonald's Corp.	1,933,142
68,600	Yum! Brands, Inc.	2,398,942
		4,332,084
	Household Products—2.1%
29,280	Kimberly-Clark Corp.	1,865,429
	Internet Software and Services—4.4%
65,140	eBay, Inc.*	1,533,396
3,830	Google, Inc., Class A*	2,374,523
		3,907,919
	IT Services—4.1%
25,800	Accenture Plc, Class A	1,070,700
26,620	Computer Sciences Corp.*	1,531,448
4,020	MasterCard, Inc., Class A	1,029,040
		3,631,188
	Life Sciences Tools and Services—1.2%
22,910	Thermo Fisher Scientific, Inc.*	1,092,578

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Shares		Value (Note 1)
	Media—3.9%
101,652	DIRECTV, Class A†,*	$3,390,094
1,664	Liberty Media Corp. - Starz, Series A*	76,794
		3,466,888
	Metals and Mining—2.3%
8,150	Freeport-McMoRan Copper & Gold, Inc.*	654,364
39,620	Teck Resources, Ltd., Class B*	1,385,511
		2,039,875
	Oil, Gas and Consumable Fuels—7.4%
33,760	Chevron Corp.	2,599,182
24,740	ConocoPhillips	1,263,472
37,270	Devon Energy Corp.	2,739,345
		6,601,999

Shares		Value (Note 1)
	Pharmaceuticals—3.2%
18,010	Johnson & Johnson	$1,160,024
29,400	Shire Plc, ADR	1,725,780
		2,885,804
	Software—8.4%
72,030	CA, Inc.	1,617,794
77,160	Microsoft Corp.	2,352,608
108,510	Oracle Corp.	2,662,835
49,640	Symantec Corp.*	888,060
		7,521,297
	TOTAL COMMON STOCKS (Cost $72,301,061)	87,609,414

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—0.7%
$104,793	State Street Bank & Trust Co. (Euro Time Deposit)	0.010%	01/04/2010	104,793

Shares
481,178	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	481,178
	TOTAL SHORT-TERM INVESTMENTS (Cost $585,971)	585,971
	TOTAL INVESTMENTS AT MARKET VALUE—98.9% (Cost $72,887,032)	88,195,385
	Other Assets in Excess of Liabilities—1.1%	1,003,855
	NET ASSETS—100.0%	$89,199,240

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, industry sector diversification of the Business Opportunity Value Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Information Technology	29.4%
Financials	19.0%
Health Care	11.7%
Energy	9.7%
Industrials	9.2%
Consumer Discretionary	8.8%
Consumer Staples	4.7%
Materials	4.3%
Telecommunication Services	1.4%
Short-Term Investments	0.7%
Total	98.9%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	Brandes International Equity Fund	M Large Cap Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$341,951,711	$104,431,994	$175,829,840	$88,195,385
Receivable from:
Securities sold	—	—	—	1,498,686
Capital stock subscriptions	307,342	9,648	5,647	13,539
Dividends and interest	412,059	68,744	266,861	89,648
Total assets	342,671,112	104,510,386	176,102,348	89,797,258
Liabilities:
Payable for:
Securities purchased	—	—	11,581	—
Capital stock redemptions	90,386	71,259	216,080	28,850
Investment Adviser, net (Note 2)	185,881	6,554	105,645	42,293
Payable upon return of securities loaned (Note 1)	30,299,975	4,234,040	35,618,743	481,178
M Financial Group-compliance expense (Note 2)	6,176	2,042	2,665	1,675
Accrued expenses and other liabilities	99,323	43,281	48,448	44,022
Total liabilities	30,681,741	4,357,176	36,003,162	598,018
Net assets	$311,989,371	$100,153,210	$140,099,186	$89,199,240
Net assets consist of:
Paid-in capital	$443,916,608	$126,150,686	$124,350,927	$101,470,247
Undistributed net investment income	—	369,694	280,609	562,613
Accumulated net realized loss on investments	(44,666,312)	(31,591,124)	(9,508,772)	(28,141,973)
Net unrealized appreciation (depreciation) on investments	(87,260,925)	5,223,954	24,976,422	15,308,353
Net assets	$311,989,371	$100,153,210	$140,099,186	$89,199,240
Shares outstanding#	26,967,255	7,561,744	6,843,718	9,393,219
Net asset value, offering price and redemption price per share	$11.57	$13.24	$20.47	$9.50
* Cost of investments	$429,203,563	$99,208,040	$150,853,499	$72,887,032
** Includes securities on loan with market values of	$28,982,490	$4,139,798	$34,621,795	$468,534

  #  The number of authorized shares with a par value of $0.001 per share, for each of the Brandes International Equity Fund, M Large Cap Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2009

	Brandes International Equity Fund	M Large Cap Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
Investment income:
Interest*	$340,200	$77,679	$201,202	$27,801
Dividends**	8,797,839	965,803	1,493,682	1,208,329
Total investment income	9,138,039	1,043,482	1,694,884	1,236,130
Expenses:
Investment advisory fee (Note 2)	1,923,658	446,896	1,088,717	482,795
Custody, fund accounting, transfer agent and administration fees	448,176	139,127	133,728	117,845
Professional fees	64,398	46,081	39,795	39,049
Printing and shareholder reporting	42,790	67,743	29,981	27,962
Directors' fees and expenses	90,148	29,207	37,431	33,175
Compliance expenses (Note 2)	24,684	7,888	11,079	7,227
Other	53,744	17,296	21,068	13,439
Total expenses	2,647,598	754,238	1,361,799	721,492
Less: Expenses reimbursable by the Adviser (Note 2)	(24,456)	(80,262)	—	(47,949)
Net operating expenses	2,623,142	673,976	1,361,799	673,543
Net investment income	6,514,897	369,506	333,085	562,587
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(27,935,638)	1,556,498	(8,340,292)	(7,481,664)
Foreign currency transactions	64,242	190	(2,520)	—
Net realized gain (loss)	(27,871,396)	1,556,688	(8,342,812)	(7,481,664)
Net change in unrealized appreciation (depreciation) on:
Investments	84,772,702	27,180,787	56,258,157	24,870,562
Foreign currency and net other assets	29,898	—	61	—
Net change in unrealized appreciation	84,802,600	27,180,787	56,258,218	24,870,562
Net realized and unrealized gain	56,931,204	28,737,475	47,915,406	17,388,898
Net increase in net assets resulting from operations	$63,446,101	$29,106,981	$48,248,491	$17,951,485
* Including net securities lending income of:	$339,982	$77,544	$200,763	$27,602
** Net of foreign taxes withheld of:	$944,166	$18,781	$5,600	$6,343

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from:
Operations:
Net investment income	$6,514,897	$13,284,994	$369,506	$596,482
Net realized gain (loss) on investments and foreign currency	(27,871,396)	5,548,231	1,556,688	(32,963,912)
Net change in unrealized appreciation (depreciation) on investments	84,802,600	(228,186,266)	27,180,787	(53,127,716)
Net increase (decrease) in net assets resulting from operations	63,446,101	(209,353,041)	29,106,981	(85,495,146)
Distributions to shareholders:
From net investment income	(6,677,328)	(12,961,292)	(596,386)	(28,378)
From net realized capital gains	—	(33,426,483)	—	(3,874,589)
From return of capital	(106,618)	—	—	—
Total distributions to shareholders	(6,783,946)	(46,387,775)	(596,386)	(3,902,967)
Fund share transactions (Note 4):
Proceeds from shares sold	44,843,023	102,338,583	15,645,082	59,761,193
Net asset value of shares issued on reinvestment of distributions	6,783,946	46,387,775	596,386	3,902,967
Cost of shares repurchased	(70,390,299)	(168,555,772)	(31,210,105)	(60,793,509)
Net increase (decrease) in net assets resulting from Fund share transactions	(18,763,330)	(19,829,414)	(14,968,637)	2,870,651
Total change in net assets	37,898,825	(275,570,230)	13,541,958	(86,527,462)
Net assets:
Beginning of year	274,090,546	549,660,776	86,611,252	173,138,714
End of year*	$311,989,371	$274,090,546	$100,153,210	$86,611,252
* Including undistributed net investment income of:	$—	$98,173	$369,694	$596,383

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Frontier Capital Appreciation Fund		Business Opportunity Value Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from:
Operations:
Net investment income	$333,085	$101,115	$562,587	$643,987
Net realized gain (loss) on investments and foreign currency	(8,342,812)	1,988,397	(7,481,664)	(19,992,891)
Net change in unrealized appreciation (depreciation) on investments	56,258,218	(80,154,414)	24,870,562	(13,627,987)
Net increase (decrease) in net assets resulting from operations	48,248,491	(78,064,902)	17,951,485	(32,976,891)
Distributions to shareholders:
From net investment income	(53,085)	—	(643,982)	(38,406)
From net realized capital gains	—	(4,808,958)	—	(2,634,420)
Total distributions to shareholders	(53,085)	(4,808,958)	(643,982)	(2,672,826)
Fund share transactions (Note 4):
Proceeds from shares sold	22,691,243	36,205,299	22,808,728	35,093,986
Net asset value of shares issued on reinvestment of distributions	53,085	4,808,958	643,982	2,672,826
Cost of shares repurchased	(37,624,865)	(39,755,639)	(19,235,389)	(14,347,503)
Net increase (decrease) in net assets resulting from Fund share transactions	(14,880,537)	1,258,618	4,217,321	23,419,309
Total change in net assets	33,314,869	(81,615,242)	21,524,824	(12,230,408)
Net assets:
Beginning of year	106,784,317	188,399,559	67,674,416	79,904,824
End of year*	$140,099,186	$106,784,317	$89,199,240	$67,674,416
* Including undistributed net investment income of:	$280,609	$10,038	$562,613	$643,980

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Brandes International Equity Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value, beginning of year	$9.44	$18.45	$20.15	$17.52	$17.00
Income from investment operations:
Net investment income	0.24 ‡	0.48 ‡	0.41 ‡	0.26	0.24
Net realized and unrealized gain (loss) on investments	2.15	(7.71)	1.21	4.32	1.52
Total from investment operations	2.39	(7.23)	1.62	4.58	1.76
Less distributions to shareholders:
From net investment income	(0.26)	(0.51)	(0.43)	(0.27)	(0.25)
From net realized capital gains	—	(1.27)	(2.89)	(1.68)	(0.99)
From return of capital	— †	—	—	—	—
Total distributions	(0.26)	(1.78)	(3.32)	(1.95)	(1.24)
Net asset value, end of year	$11.57	$9.44	$18.45	$20.15	$17.52
Total Return	25.28%	(39.84)%	8.01%	26.78%	10.55%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$311,989	$274,091	$549,661	$494,394	$323,942
Net expenses to average daily net assets	0.94%	0.91%	0.87%	0.88%	0.92%
Net investment income to average daily net assets	2.33%	3.17%	1.86%	1.52%	1.42%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.95%	N/A	N/A	N/A	N/A
Net investment income	2.32%	N/A	N/A	N/A	N/A
Portfolio turnover rate	9%	25%	32%	22%	27%

‡  Calculation based on average shares outstanding.

†  Amount rounds to less than $0.005.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	M Large Cap Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value, beginning of year	$9.70	$19.52	$17.22	$16.60	$14.63
Income from investment operations:
Net investment income	0.05 ‡	0.07 ‡	0.08 ‡	0.12 #	0.06
Net realized and unrealized gain (loss) on investments	3.56	(9.46)	3.75	1.30	1.98
Total from investment operations	3.61	(9.39)	3.83	1.42	2.04
Less distributions to shareholders:
From net investment income	(0.07)	— †	(0.07)	(0.11)	(0.07)
From net realized capital gains	—	(0.43)	(1.46)	(0.69)	—
Total distributions	(0.07)	(0.43)	(1.53)	(0.80)	(0.07)
Net asset value, end of year	$13.24	$9.70	$19.52	$17.22	$16.60
Total Return	37.40%	(48.97)%	22.43%	8.52%	13.92%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$100,153	$86,611	$173,139	$132,046	$142,169
Net expenses to average daily net assets	0.74%	0.70%	0.63%	0.65%	0.68%
Net investment income to average daily net assets	0.41%	0.43%	0.43%	0.61%	0.45%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.83%	N/A	N/A	N/A	N/A
Net investment income	0.32%	N/A	N/A	N/A	N/A
Portfolio turnover rate	171%	237%	137%	138%	149%

‡  Calculation based on average shares outstanding.

#  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

†  Amount rounds to less than $0.005.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Frontier Capital Appreciation Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value, beginning of year	$13.78	$24.74	$24.26	$22.95	$21.56
Income from investment operations:
Net investment income (loss)	0.05 ‡	0.01 ‡	(0.09)‡	(0.03)#	(0.12)
Net realized and unrealized gain (loss) on investments	6.65	(10.33)	3.01	3.77	3.39
Total from investment operations	6.70	(10.32)	2.92	3.74	3.27
Less distributions to shareholders:
From net investment income	(0.01)	—	—	—	—
From net realized capital gains	—	(0.64)	(2.44)	(2.43)	(1.88)
Total distributions	(0.01)	(0.64)	(2.44)	(2.43)	(1.88)
Net asset value, end of year	$20.47	$13.78	$24.74	$24.26	$22.95
Total Return	48.61%	(42.03)%	11.96%	16.30%	15.13%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$140,099	$106,784	$188,400	$175,122	$147,352
Net expenses to average daily net assets	1.13%	1.09%	1.06%	1.08%	1.11%
Net investment income (loss) to average daily net assets	0.28%	0.07%	(0.33)%	(0.12)%	(0.55)%
Portfolio turnover rate	16%	28%	35%	30%	29%

‡  Calculation based on average shares outstanding.

#  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Business Opportunity Value Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value, beginning of year	$7.69	$12.11	$12.55	$12.06	$12.23
Income from investment operations:
Net investment income	0.06 ‡	0.09 ‡	0.10 ‡	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.82	(4.16)	0.59	1.51	0.87
Total from investment operations	1.88	(4.07)	0.69	1.57	0.95
Less distributions to shareholders:
From net investment income	(0.07)	(0.01)	(0.08)	(0.06)	(0.08)
From net realized capital gains	—	(0.34)	(1.05)	(1.02)	(1.04)
Total distributions	(0.07)	(0.35)	(1.13)	(1.08)	(1.12)
Net asset value, end of year	$9.50	$7.69	$12.11	$12.55	$12.06
Total Return	24.58%	(34.48)%	5.44%	13.89%	7.81%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$89,199	$67,674	$79,905	$72,742	$52,440
Net expenses to average daily net assets	0.88%	0.88%	0.87%	0.89%	0.90%
Net investment income to average daily net assets	0.74%	0.81%	0.72%	0.56%	0.57%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.95%	N/A	N/A	0.94%	1.01%
Net investment income	0.67%	N/A	N/A	0.51%	0.68%
Portfolio turnover rate	58%	169%	149%	96%	111%

‡  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2009, the Company consisted of four separate diversified investment portfolios: Brandes International Equity Fund, M Large Cap Growth Fund (formerly Turner Core Growth Fund), Frontier Capital Appreciation Fund and Business Opportunity Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Holdings Incorporated ("M Financial Group") issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

Brandes International Equity Fund's investment objective is long-term capital appreciation with a strategy of investing mainly in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of investing mainly in common stocks of U.S. companies that are believed to have strong earnings growth potential. Frontier Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500 Stock Index. Business Opportunity Value Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

Effective October 12, 2009, DSM Capital Partners LLC replaced Turner Capital Partners as the sub-adviser to the M Large Cap Growth Fund. Also, effective October 12, 2009, the name of the Turner Core Growth Fund changed to the M Large Cap Growth Fund.

Effective October 12, 2009, the management fee of the M Large Cap Growth fund (formerly Turner Core Growth Fund) increased from 0.45% of the Fund's average daily net assets to 0.65% of the first $50 million, 0.60% of the next $50 million and 0.55% of amounts in excess of $100 million of the average daily net assets of the Fund.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued on the basis of dealer-supplied quotations or by a pricing service approved by the Company's Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds, with the exception of the Brandes International Equity Fund, had all long-term investments at Level 1, with corresponding industries as represented in the schedule of investments, and all short-term investments at Level 2, as of December 31, 2009.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Brandes International Equity Fund investments:

Brandes International Equity Fund
Assets Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Foreign Common Stocks
Bermuda	$1,352,571	$—	$—	$1,352,571
Brazil	8,035,193	—	—	8,035,193
Finland	—	4,565,104	—	4,565,104
France	—	37,054,474	—	37,054,474
Germany	—	27,145,958	—	27,145,958
Italy	—	20,505,252	—	20,505,252
Japan	—	79,834,852	—	79,834,852
Mexico	5,529,786	—	—	5,529,786
Netherlands	—	28,068,225	—	28,068,225
New Zealand	—	1,165,243	—	1,165,243
Portugal	—	8,374,739	—	8,374,739
South Korea	7,725,236	—	—	7,725,236
Spain	—	5,191,761	—	5,191,761
Sweden	—	4,278,118	—	4,278,118
Switzerland	5,584,192	8,782,235	—	14,366,427
United Kingdom	—	55,297,421	—	55,297,421
Total Foreign Common Stocks	28,226,978	280,263,382	—	308,490,360

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Euro Time Deposit	$—	$3,161,376	$—	$3,161,376
Investments in Security Lending Collateral	—	30,299,975	—	30,299,975
Total Short-Term Investments	—	33,461,351	—	33,461,351
Total	$28,226,978	$313,724,733	$—	$341,951,711

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds participate in a securities lending program whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets certain quality and diversification requirements. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Should the borrower of the securities fail financially, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers that are deemed to be of good financial standing. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the United States Internal Revenue Code.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is the source of the Fund's securities lending income, which is divided between the Fund and custodian, as the securities lending agent.

At December 31, 2009, the value of the securities on loan and the value of the related collateral were as follows:

	Market Value of Loaned Securities	Market Value of Collateral
Brandes International Equity Fund	$28,982,490	$30,299,975
M Large Cap Growth Fund	4,139,798	4,234,040
Frontier Capital Appreciation Fund	34,621,795	35,618,743
Business Opportunity Value Fund	468,534	481,178

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2006 through December 2009. No examination of any of the Funds' tax filings is currently in progress.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
Brandes International Equity Fund	1.10% of the first $10 million

0.95% of the next $10 million

0.75% of the next $30 million

0.65% on amounts above $50 million

M Large Cap Growth Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% on amounts above $100 million

Frontier Capital Appreciation Fund	0.90%

Business Opportunity Value Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% of the next $100 million

0.50% on amounts above $200 million

The Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. This agreement is effective May 1, 2009 through April 30, 2010.

The Adviser has engaged Brandes Investment Partners, L.P., DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day-to-day portfolio management for Brandes International Equity Fund, M Large Cap Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
Brandes International Equity Fund	0.95% on the first $10 million

0.80% on the next $10 million

0.60% on the next $30 million

0.50% on the amounts above $50 million

M Large Cap Growth Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the amounts above $100 million

Frontier Capital Appreciation Fund	0.75%

Business Opportunity Value Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the next $100 million

0.35% on the amounts above $200 million

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Company pays no compensation to its officers, other than the Chief Compliance Officer, or to its directors who are interested directors. The Company paid each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Company and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
Brandes International Equity Fund	$25,654,978	$47,431,399
M Large Cap Growth Fund	152,766,829	166,761,325
Frontier Capital Appreciation Fund	18,354,193	33,267,675
Business Opportunity Value Fund	50,161,560	42,676,061

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	Brandes International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	4,518,490	6,649,550	1,417,775	3,866,117
Shares repurchased	(7,185,570)	(11,841,815)	(2,842,320)	(4,049,243)
Distributions reinvested	584,119	4,451,828	54,714	243,479
Net increase (decrease)	(2,082,961)	(740,437)	(1,369,831)	60,353
Fund shares:
Beginning of year	29,050,216	29,790,653	8,931,575	8,871,222
End of year	26,967,255	29,050,216	7,561,744	8,931,575

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Common Stock (Continued)

	Frontier Capital Appreciation Fund		Business Opportunity Value Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	1,382,682	1,736,269	2,824,759	3,312,430
Shares repurchased	(2,289,606)	(1,907,072)	(2,315,001)	(1,349,651)
Distributions reinvested	2,696	303,692	80,197	243,649
Net increase (decrease)	(904,228)	132,889	589,955	2,206,428
Fund shares:
Beginning of year	7,747,946	7,615,057	8,803,264	6,596,836
End of year	6,843,718	7,747,946	9,393,219	8,803,264

5.  Financial Instruments

Brandes International Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Foreign Currency and Foreign Investments

Brandes International Equity Fund may invest in non-U.S. dollar denominated securities or in the securities of foreign issuers and American Depositary Receipts ("ADRs"). Business Opportunity Value Fund, Frontier Capital Appreciation Fund, and M Large Cap Growth Fund may invest in securities of foreign issuers that are listed on United States exchanges or are represented by ADRs. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. Brandes International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at period end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). In addition, clearance and settlement procedures for such securities may be

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

6.  Investments in Foreign Markets

At December 31, 2009, a portion of Brandes International Equity Fund's net assets consisted of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities may be subject to greater price volatility, limited and less reliable investor information for certain local tax law considerations, limited regulations of foreign securities markets, and higher rates of inflation than securities of companies based in the United States.

7.  Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2009, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING-Security Life of Denver, Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc. and SunLife Insurance Co. through their separate accounts, the separate accounts of insurance company subsidiaries, as well as M Financial Holdings Incorporated through direct ownership of seed money and general investment shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

At December 31, 2009 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. of Arizona	ING-Security Life of Denver
Brandes International Equity Fund	0.6%	42.3%	35.7%	13.7%	5.2%
M Large Cap Growth Fund	4.5%	45.6%	40.0%	3.1%	2.7%
Frontier Capital Appreciation Fund	0.8%	44.4%	45.2%	1.9%	5.0%
Business Opportunity Value Fund	6.7%	37.5%	43.9%	3.8%	3.7%

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Beneficial Interest (Continued)

	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.		SunLife Insurance Co.
Brandes International Equity Fund	1.8%	0.1%		—	%(1)	0.6%
M Large Cap Growth Fund	2.9%	—	%(1)	0.1%		1.1%
Frontier Capital Appreciation Fund	1.8%	—	%(1)	0.2%		0.7%
Business Opportunity Value Fund	2.8%	—	%(1)	0.2%		1.4%

(1)  Amount rounds to less than 0.05%.

8.  Tax Information

At December 31, 2009, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Brandes International Equity Fund	$429,203,583	$30,249,066	$(117,500,938)	$(87,251,872)
M Large Cap Growth Fund	99,626,496	7,328,631	(2,523,133)	4,805,498
Frontier Capital Appreciation Fund	151,667,761	34,853,460	(10,691,381)	24,162,079
Business Opportunity Value Fund	77,954,511	11,144,887	(904,013)	10,240,874

The tax character of distributions paid during 2009 and 2008 were as follows:

	Year Ended December 31, 2009 Amount	Year Ended December 31, 2008 Amount
Brandes International Equity Fund
Distributions paid from:
Ordinary Income	$6,677,328	$17,069,158
Long-Term Capital Gain	—	29,318,617
Return of Capital	106,618	—
Total Distributions	$6,783,946	$46,387,775
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$596,386	$1,221,076
Long-Term Capital Gain	—	2,681,891
Total Distributions	$596,386	$3,902,967

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

	Year Ended December 31, 2009 Amount	Year Ended December 31, 2008 Amount
Frontier Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$53,085	$919
Long-Term Capital Gain	—	4,808,039
Total Distributions	$53,085	$4,808,958
Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$643,982	$38,411
Long-Term Capital Gain	—	2,634,415
Total Distributions	$643,982	$2,672,826

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings
Brandes International Equity Fund	$—	$—	$(87,260,945)	$(87,260,945)
M Large Cap Growth Fund	369,694	—	4,805,498	5,175,192
Frontier Capital Appreciation Fund	280,609	—	24,162,159	24,442,768
Business Opportunity Value Fund	562,613	—	10,240,874	10,803,487

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2009, the Brandes International Equity Fund and the Frontier Capital Appreciation Fund had available, for federal tax purposes, unused capital losses of $43,583,941and $7,525,214, respectively, expiring on December 31, 2017. The M Large Cap Growth Fund had available, for federal tax purposes, unused capital losses of $23,725,286 and $7,085,537, expiring on December 31, 2016 and 2017, respectively. The Business Opportunity Value Fund had available, for federal tax purposes, unused capital losses of $13,011,078 and $9,360,778, expiring on December 31, 2016 and 2017, respectively.

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Capital Losses
Brandes International Equity Fund	$(1,082,351)
M Large Cap Growth Fund	(361,845)
Frontier Capital Appreciation Fund	(1,169,295)
Business Opportunity Value Fund	(702,638)

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2009, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, net operating loss, investments in real estate investment trusts and wash sales.

Permanent differences incurred during the year ended December 31, 2009, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
Brandes International Equity Fund	$64,258	$(64,258)	$—
M Large Cap Growth Fund	191	(189)	(2)
Frontier Capital Appreciation Fund	(9,429)	6,335	3,094
Business Opportunity Value Fund	28	(28)	—

9.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the risk of loss is remote.

10.  Subsequent Events

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through February 19, 2010. Management has determined that material events require recognition or disclosure in the Funds' financial statements through this date.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of M Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Brandes International Equity Fund, M Large Cap Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2007 were audited by other auditors, whose report dated February 22, 2008 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brandes International Equity Fund, M Large Cap Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund as of December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 16, 2010

Basis for Directors' Approval of Amendment to the Investment Advisory Agreement

The Board of Directors of the Company (the "Board") approved an amendment to the Investment Advisory Agreement with M Financial Investment Advisers, Inc. ("MFIA") for the Turner Core Growth Fund (the "Amendment") at their meeting held on August 17, 2009.

MFIA informed the Board that MFIA formed a sub committee to find a replacement sub-adviser for the Turner Core Growth Fund. MFIA engaged a third party consultant to assist in the search for a new sub-adviser for the Turner Core Growth Fund. The third party consultant searched the investment community for sub-advisers who fit MFIA's established investment criterion. The established criterion includes:

•  Acceptable organizational history; minimum five years in the investment business.

•  Stable organization (ownership, professional staff) with sound qualification and depth of investment professionals.

•  Verifiable investment record with good risk adjusted returns as compared to relevant mutual fund benchmarks.

•  Good reputation within the institutional investment management community.

•  No pending litigation or censure by regulatory bodies.

•  Adequate trading, back office, accounting, reporting and client service capabilities.

•  Reasonable fees.

After reviewing the criterion, the third party consultant provided a list of potential sub-advisers that offer a large cap growth strategy and a core equity strategy. MFIA determined that a large cap growth strategy would complement the Funds current offerings. MFIA conducted interviews with the potential replacements. MFIA determined that DSM, based on MFIA's established criterion, would be the best fit as the new sub-adviser for the Turner Core Growth Fund.

The Directors considered information provided by MFIA. In considering whether to approve the Amendment, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Amendment included the following:

Capability, Nature, Extent and Quality of Services. The Board reviewed in detail the nature and extent of the services to be provided by MFIA under the terms of the Amendment. The Board considered the experience of MFIA as an investment manager. The Board concluded that the nature and extent of the services to be provided under the Amendment were reasonable and appropriate in relation to the advisory fees. The Board also reviewed the personnel at MFIA responsible for providing advisory services to the Turner Core Growth Fund. The Board concluded that MFIA has the necessary staff to manage the relationship with the Fund's sub-adviser, the capability to continue to manage the Fund and that the information provided supported the approval of the Amendment.

Regulatory Compliance History. The Board considered the regulatory compliance history of MFIA. The Board concluded that the information provided supported the approval of the Amendment.

Investment Performance of the Fund. The Board noted that investment performance for each Fund is primarily determined by the investment decisions of its sub-adviser. The Board also noted that MFIA has the responsibility to manage each sub-advisory relationship and make decisions about when to recommend a change in sub-adviser. The Board concluded that MFIA is appropriately managing the sub-advisory relationship and that the information provided supported the approval of the Amendment.

Advisory Fees Payable. The Board considered the advisory fees that would be payable to MFIA. The Board noted that the increase in the management fee was a result of the change in sub-adviser and that the amount to be retained by MFIA would remain the same. The Board considered Fund's proposed advisory fees in comparison to the advisory fees of funds with similar strategies. The Board noted that the proposed advisory fee was within the median of the Fund's peer group. The Board considered the profitability and fall-out benefits, if any, to be received by MFIA. The Board used this information as a guide to help assess the reasonableness of the Fund's proposed advisory fee. The Board concluded that the proposed increase in the management fees was fair and reasonable and supported the approval of the Amendment.

Economies of Scale Realized as the Fund Grows. The Board considered the benefit to investors of economies of scale. The Board noted that the portion of the management fee retained by MFIA does not decrease at breakpoints, but instead remains fixed at 0.15% of the average daily net assets of the Turner Core Growth Fund. The Board noted that as assets in the Company's portfolios increase, fixed operating costs are spread over a larger asset base resulting in an overall reduced operating expense that is charged to shareholders. As the Sub-Adviser's relationship with the Company is new, no economies of scale have been recognized. The Board noted that the advisory fee schedule for the Sub-Adviser contains breakpoints which, in the Board's view, appropriately reflect the potential for future recognition of economies of scale.

Operating Expenses of the Fund. The Board reviewed the operating expenses of the Turner Core Growth Fund. The Board noted that in addition to MFIA's advisory fee, the Fund is also responsible for payment of a portion of the Company's operating expenses. The Board noted that MFIA has contractually agreed to reimburse the Fund for expenses (other than advisory fees, brokerage or other portfolio transaction expenses for litigation, indemnification or other extraordinary expenses) to the extent that they exceed 0.25% of the Fund's annualized average daily net assets. The Board concluded that MFIA's contractual obligation to limit operating expenses is in the best interests of shareholders. The Board concluded that the operating expenses of the Fund will continue to be fair and reasonable and support the approval of the Amendment.

Brokerage Transactions. The Board noted that the trading and execution for the Company's portfolios is handled at the sub-adviser level. The Board noted that the Company's Chief Compliance Officer reviews the sub-adviser's written policies and procedures for fair trading and best execution on an annual basis. The Board also noted that it is presented with quarterly reports of the sub-adviser's soft-dollar commission information and certifications that the soft dollar practices fall within the Section 28(e) safe harbor. The Board concluded that this information supported the approval of the Amendment.

Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded that it was in the best interest of the Turner Core Growth Fund to approve the Amendment. The Directors also considered other factors, including the fact that the Fund would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, concluded that the Amendment should be approved effective upon shareholder approval.

Report of Annual Meeting of Shareholders

A special meeting (the "Meeting") of the shareholders of Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, each a series of M Fund, Inc. (each a "Fund" and collectively, the "Funds") was held on October 12, 2009.

PROPOSAL 1: To elect Directors of M Fund, Inc.

Brandes International Equity Fund

	For	Withheld
Gerald Bidwell	23,986,528.123	384,888.482
Neil E. Goldschmidt	23,986,528.123	384,888.482
Philip Halpern	23,986,528.123	384,888.482
Allan S. Bufferd	23,986,528.123	384,888.482
Bruce W. Madding	23,986,528.123	384,888.482
Peter Mullin	23,985,669.632	385,746.973

Turner Core Growth Fund

	For	Withheld
Gerald Bidwell	6,679,300.470	65,986.298
Neil E. Goldschmidt	6,679,300.470	65,986.298
Philip Halpern	6,679,300.470	65,986.298
Allan S. Bufferd	6,679,300.470	65,986.298
Bruce W. Madding	6,679,300.470	65,986.298
Peter Mullin	6,678,765.976	66,520.792

Frontier Capital Appreciation Fund

	For	Withheld
Gerald Bidwell	5,956,627.009	131,110.340
Neil E. Goldschmidt	5,956,627.009	131,110.340
Philip Halpern	5,956,627.009	131,110.340
Allan S. Bufferd	5,956,627.009	131,110.340
Bruce W. Madding	5,956,627.009	131,110.340
Peter Mullin	5,952,938.511	134,798.838

Business Opportunity Value Fund

	For	Withheld
Gerald Bidwell	7,532,884.544	137,612.710
Neil E. Goldschmidt	7,532,884.544	137,612.710
Philip Halpern	7,532,884.544	137,612.710
Allan S. Bufferd	7,532,884.544	137,612.710
Bruce W. Madding	7,532,884.544	137,612.710
Peter Mullin	7,532,884.544	137,612.710

PROPOSAL 2: To approve an amendment to the investment advisory agreement for Turner Core Growth Fund with M Financial Investment Advisers, Inc.

	For	Against	Abstain
Turner Core Growth Fund	6,598,803.252	86,648.273	59,835.243

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Director*:

Name, Address and Date of Birth	Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) MullinTBG, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite Fourteen Years	Chairman, MullinTBG, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.

Lawton M. Nease(2) Nease Lagana Eden & Culley, Inc. 2100 Riveredge Pkwy Suite 200 Atlanta, GA 30328 (Born: 11/2/43)	Director	Indefinite Less than one year***	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC, McCamish Systems

*  Interested person as defined by the Investment Company Act of 1940 Act, as amended.

**  In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

***  Effective January 1, 2010, Lawton M. Nease became a director (and is an interested person: see note 2 below).

(1)  Mr. Mullin is deemed to be interested because he owns 27.9% of M Financial Holdings Incorporated  which controls the Adviser.

(2)  Mr. Nease is deemed to be interested because he is a Director of the Adviser and he owns 2.1% of M Financial Holdings Incorporated which controls the Adviser.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/6/42)	Director and Chairman of the Board	Indefinite Fourteen Years**	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/16/40)	Director	Indefinite Fourteen Years	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

Philip W. Halpern 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/54)	Director and Chairman of the Board	Indefinite Fourteen Years***	Chief Investment Officer, Tellus Asset Management from 2007 to present and private investor from 2004 to present. Vice President and Chief Investment Officer, The University of Chicago, from 1998 to 2004.	4	N/A

Allan S. Bufferd 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite Four Years	Retired. Through 2006, Treasurer of The Massachusetts Institute of Technology. President of Massachusetts Institute of Technology Investment Management Company from 2004 to 2006.	4	Och-Ziff Capital Manager; Ram Re Holdings; City of London; Massbank

Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director	Indefinite Two Years	Senior Vice President, Chief Financial Officer and Chief Information Officer for the Henry J. Kaiser Family Foundation from 1988 to present.	4	N/A

  There is no family relationship between any of the Directors or Officers of the Company.

*  In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

**  Effective 1/1/10, Gerald Bidwell was appointed Chairman of the Board of Directors.

***  Effective 12/31/09, Philip W. Halpern retired from the Board and as Chairman.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Daniel F. Byrne M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 10/27/56)	President	One Year Eleven Years*	Senior Vice President, Chief Product & Technology Officer, M Financial Group; Director, M Financial Securities Marketing, Inc., M Financial Wealth Partners, Inc. and M Holdings Securities, Inc.; President and Director, M Financial Investment Advisers, Inc.

JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 (Born: 7/25/59)	Vice President	One Year Three Years**	President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present; Vice President, M Financial Investment Advisers, Inc.; Director of Product Development & Sales Support, MFH, 1994-2004

David Lees M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer	One year Three Years	Accounting Director, M Financial Group; Secretary and Treasurer, M Financial Investment Advisers, Inc.

Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One year Four Years	Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present; Corporate attorney, Perkins Coie, LLP 2000-2006

  There is no family relationship between any of the Directors or Officers of the Company.

*  Includes Mr. Byrne's previous service as President of the Company from 1996-2005.

**  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Company from 2005-2006.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Statement of Additional Information includes additional information about the Funds' directors and is available, without charge, upon request, by calling 1-888-736-2878.

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the Company's proxy voting policies and procedures and the Company's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

The following percentages represent the portion, of dividend income received by the Funds through December 31, 2009, that qualifies for reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Brandes International Equity Fund	100%
M Large Cap Growth Fund	100%
Frontier Capital Appreciation Fund	100%
Business Opportunity Value Fund	100%

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2009 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M Large Cap Growth Fund	100%
Frontier Capital Appreciation Fund	100%
Business Opportunity Value Fund	100%

Brandes International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 2009:

•  the total amount of foreign taxes withheld was $944,166

•  the total amount of income sourced from foreign countries was $9,745,631

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies..

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2009 to December 31, 2009)
Brandes International Equity Fund
Actual	$1,000.00	$1,168.20	0.93%	$5.08
Hypothetical (5% return before expenses)	1,000.00	1,020.52	0.93%	4.74
M Large Cap Growth Fund
Actual	1,000.00	1,215.80	0.78%	4.36
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.78%	3.97
Frontier Capital Appreciation Fund
Actual	1,000.00	1,250.10	1.12%	6.35
Hypothetical (5% return before expenses)	1,000.00	1,019.56	1.12%	5.70
Business Opportunity Value Fund
Actual	1,000.00	1,186.00	0.88%	4.85
Hypothetical (5% return before expenses)	1,000.00	1,020.77	0.88%	4.48

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2009, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2009, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1) .

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Alan Bufferd and Bruce Madding, who are “independent” as defined in Item 3 of Form N-CSR. Messrs. Bufferd and Madding serve as Chairmen of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP served as the principal accountants for the Registrant for the period January 1, 2008 through August 7, 2008. BBD, LLP replaced PricewaterhouseCoopers LLP and served as the principal accountant for the Registrant for the period August 7, 2008 through December 31, 2008 and the fiscal year ended December 31, 2009.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2008 and December 31, 2009 were $74,000 and $76,000, respectively. The aggregate fees billed for professional services rendered by its principal accountants, PricewaterhouseCoopers LLP for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2008 were $0.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2008 and December 31, 2009. No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2008.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2008 and December 31, 2009 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2008 were $0.  Such services included the preparation of the year-end tax provision and excise tax work.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2008 and December 31, 2009. No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2008.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

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(d) Not applicable

(f)                                   Not applicable.

(g)                                  The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2008 and December 31, 2009 were $10,500 and $10,500, respectively. The aggregate fees billed by the Registrant’s principal accountant, PricewaterhouseCoopers LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2008 were $30,172.(1)

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR

(1) Aggregate amounts include estimated amounts for the non-audit fees of M Securities, Inc. (the Registrant’s principal underwriter) and M Financial Investment Advisers, Inc. (the Registrant’s investment adviser).

3

270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in item 2 is attached as hereto.

(a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Daniel F. Byrne
Daniel F. Byrne President/Principal Executive Officer

Date:	2/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel F. Byrne
Daniel F. Byrne President/Principal Executive Officer

Date:	2/23/10

By:	/s/ David Lees
David Lees Treasurer/Principal Financial and Accounting Officer
Date:	2/22/10

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